Keystone Mid-Cap Growth Fund (S-3)
(formerly Keystone Custodian Fund, Series S-3)
Seeks capital appreciation from a diversified portfolio of growth-oriented companies.

Dear Shareholder:

We are pleased to report on the activities of Keystone Mid-Cap Growth Fund (S-3) for the twelve-month period which ended August 31, 1995. At the beginning of 1995, your Fund's investment strategy was revised to include increased flexibility to invest in a broader range of medium-sized growth companies. These strategic changes have not altered your Fund's investment objective or Keystone's fundamental investment discipline.

Performance

Your Fund returned 21.42% for the twelve-month period. Some of your Fund's strongest performance was achieved during the second six months of the fiscal period when it reported a 22.89% return. This return exceeded the 16.89% six-month return of the Standard and Poor's 500--a broad-based index of common stock prices; for the twelve-month period the S&P 500 returned 21.45%. The twelve-month return reflects both the new and old investment strategies; the six-month return represents only the Fund's revised strategy.

   We regard this performance favorably, especially in light of your Fund's new investment orientation adopted at the beginning of 1995. While we believe investors should not be unduly influenced by short-term performance, we take encouragement from your Fund's strong results so far this year.

Technology Stocks Led the Way

Since January, visible signs of a slowing economy in combination with relatively low interest rates and subdued inflation created a positive investment environment. A strong bull market, fueled by technology stocks, contributed to your Fund's performance. At the close of the period, technology stocks accounted for 28% of the Fund's net assets. We believe that much of the growth in technology companies is part of a long-term trend that should benefit investors for many years. From supermarket scanners to global wireless communications, there has been a revolution in the way we process information, communicate with one another and manufacture and sell products. We believe the use of new technologies will continue to enhance productivity and lower costs for many companies. This should benefit both the companies themselves, and the businesses which use their products and services to stay competitive.

Advantages of New Investment Strategy

Many mid-capitalization stocks are not household names, but we believe they may offer investors greater opportunities for dynamic growth than the stocks of established companies. At the same time, mid-cap stocks have historically provided more steady returns than small company stocks. Many of the companies in the mid-cap range are involved in growing industries. We believe that over time, the flexibility offered by a broader approach should help your Fund achieve more consistent returns with lower price volatility.

                                                                 --continued--

Keystone Mid-Cap Growth Fund (S-3)
(formerly Keystone Custodian Fund, Series S-3)

The Stock Selection Process

In managing your Fund, we pursue a disciplined approach to investing that begins with the setting of investment policy. This policy is based upon a detailed evaluation of economic trends. Within this context, Keystone's managers and analysts seek to invest in companies that have a leading market position. In addition to having a strong growth record, they must also have good management and a solid financial base. As part of our extensive hands-on research, we also evaluate other important indicators of long-term success, such as employee morale and the likelihood that a company may be bought out. We seek to invest in the top growth companies, regardless of overall market and economic conditions. We also invest in a broad range of industries in seeking to reduce price volatility and risk.

Outlook

We believe the combination of moderate, sustainable economic growth and low inflation should continue to provide a positive investment environment for stocks in 1996. We think technology stocks will likely remain strong, although we do not expect a continuation of 1995's returns. As the past year has shown, investors with a long-term perspective and the patience to hold their investment through difficult markets have tended to be rewarded.

   We appreciate your continued support of Keystone Mid-Cap Growth Fund (S-3). If you have any questions or comments about your investment, please feel free to write to us.

Sincerely,

/s/ Albert H. Elfner, III

Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.

/s/ George S. Bissell

George S. Bissell
Chairman of the Board
Keystone Funds

October 1995

[Photo: Albert H. Elfner, III]

Albert H. Elfner, III

[Photo: George S. Bissell]

George S. Bissell

                              A Discussion With
                             Your Fund's Manager

[Photo: Margery C. Parker]

Margery C. Parker is portfolio manager of Keystone Mid-Cap Growth Fund (S-3). Ms. Parker has more than 15 years of investment management experience. She holds a BA from Wellesley College and an MBA from Babson College.

Q  What are the advantages of mid-cap stocks?

A Historically, mid-capitalization stocks have tended to exhibit higher growth rates than larger-cap stocks, such as those in the Standard & Poor's 500 (see chart on p. 6). They also generally provided more consistent earnings than smaller or start-up companies. We define mid-cap as stocks of companies with market capitalizations generally between $750 million and $3 billion. A stock's market capitalization is determined by multiplying its current price by the number of shares outstanding.

Q How did the bull market in technology stocks affect the Fund's performance?

A Technology has been a very strong theme for the Fund. To compete in a global economy, US companies must offer better products or services at lower costs. We believe technology, whether electronic components, computerized manufacturing systems or software, will play a major role in improving corporate productivity. We think the Fund was well positioned to take advantage of the rise in technology stocks, with about 28% of net assets in technology-related issues on August 31, 1995. This area includes electronics, software, office equipment and telecommunications companies.

   One of your Fund's best performing stocks was Thermo Electron. Through its subsidiaries, Thermo Electron is involved in a wide range of products and services, including cogeneration systems, toxic waste remediation, bomb detection systems and cardiovascular devices. Other technology holdings included KLA Instruments, which makes equipment that tests semiconductors, and Maxim Integrated which designs, manufactures and markets a broad range of linear and mixed signal integrated circuits used in a variety of electronic products. We also held Adobe Systems, a leading player in desktop publishing software.

Q  What other types of industries are represented in the portfolio?

A We believe that many businesses that can provide services or tools that save time or money and enhance productivity have great growth potential. Our largest holding, CUC International, which provides consum-ers with travel and restaurant discounts, is growing steadily. Loewen Group, another stable growth company, owns and operates a chain of funeral homes throughout Canada and the United States. Its earnings have grown at approximately 25% per year for the past five years.

   G&K Services has also been a strong performer. G&K is one of the leading U.S. suppliers of uniforms

--------------------------------------------------------------------------------
Fund Profile

Objective: Seeks capital appreciation from a diversified portfolio of growth-oriented companies.
Commencement of investment operations: September 11, 1935
Net assets: $276 million
Newspaper listing: MidCapS3
--------------------------------------------------------------------------------

Keystone Mid-Cap Growth Fund (S-3)
(formerly Keystone Custodian Fund, Series S-3)

--------------------------------------------------------------------------------
Your Fund Invests In . . .

(bullet) Dynamic companies with earnings growth rates of 20% or more

(bullet) Companies with strong management, a leading market position and solid balance sheets

(bullet) Primarily medium-sized companies, with market capitalizations between $750 million and $3 billion

(bullet) U.S. stocks and stocks of established foreign companies
--------------------------------------------------------------------------------

for a wide range of businesses. The company specializes in manufacturing and distributing uniforms through its own distribution network. Earnings have trended steadily higher this year due to intensified marketing efforts and greater productivity. In addition, we see good opportunities in banking, where consolidation and automation are changing the way financial institutions do business.

Q  What do you look for in the companies in which you invest?

A We evaluate each company on its own merits. We look for companies that have strong management and that are leaders in their industry. Typically, this means companies with anticipated earnings growth rates of 20% or more. The portfolio is somewhat concentrated, because we focus on quality, not quantity in stock selection, limiting our holdings to those we deem to be top players in each industry sector.

Q  How do you control the risks associated with stock investing?

A We manage risk in several ways. First of all, we own a diversified group of stocks in a variety of industries, including some fairly predictable sectors such as banks and utilities, so that no single issue can exert too much influence on the portfolio. Second, we are very selective about the stocks we buy. We do the research to find out which companies are the best at what they do. If they are growing at 20% or more a

Top 5 Industries
As of August 31, 1995

                                Percent of
Industry                        net assets
--------------------------------------------
Finance                            13.1
--------------------------------------------
Electronics products               10.4
--------------------------------------------
Software services                  10.0
--------------------------------------------
Advertising & publishing            7.2
--------------------------------------------
Business services                   7.1
--------------------------------------------

year and are also well managed and financially sound in our opinion, we will consider adding a position to the portfolio. Our goal is to have a portfolio of growing companies that we expect to prosper regardless of specific economic conditions.

Q  What are your guidelines for selling a stock?

A We attempt to sell when a stock has reached our price objective or if there is a change in the company's fundamental outlook. We keep a close eye on valuations, and often sell over a period of time as a stock rises. We are alert to the possibility that a stock may become over-extended, and sell shares when we feel we have made a good profit.

Q  What is your investment outlook?

A We believe that 1995 will continue to be a good year for mid-cap stocks, although the pace of returns could moderate. We believe these stocks are still attractively valued on a relative basis, and they have historically performed well especially in the later stages of a market rally. As we move into 1996, our number one goal is to seek to maintain a consistent level of performance and minimize price volatility in your Fund. We feel there is still strength left in technology and finance stocks. We think growth in both these sectors will be supported by the ongoing need of many businesses to streamline and modernize to stay competitive.

Your Fund's Performance

[Mountain Graph]

Growth of an investment in
Keystone Mid-Cap Growth Fund (S-3)

             Initial                 Reinvested
          Investment                Distributions
          ----------                -------------
8/85        10,000                      10,000
8/86        12,240                      13,149
8/87        12,649                      17,257
8/88         8,331                      13,841
8/89        10,898                      18,482
8/90         9,183                      16,488
8/91        11,272                      21,668
8/92        10,478                      21,952
8/93        11,575                      26,190
8/93        10,945                      26,507
8/95        10,758                      32,184

A $10,000 investment in Keystone Mid-Cap Growth Fund (S-3) made on August 31, 1985 with all distributions reinvested was worth $32,184 on August 31, 1995. Past performance is no guarantee of future results.

Top 10 Holdings
As of August 31, 1995

                                                                 Percentage
                                                                     of
Company                                      Industry             net assets
----------------------------------------------------------------------------
CUC International                     Consumer goods                 3.2
----------------------------------------------------------------------------
Bank of Boston                        Finance                        2.7
----------------------------------------------------------------------------
Maxim Integrated                      Electronics products           2.6
----------------------------------------------------------------------------
Broderbund Software                   Software services              2.4
----------------------------------------------------------------------------
KLA Instruments                       Electronics products           2.2
----------------------------------------------------------------------------
Thermo Electron                       Business services              2.2
----------------------------------------------------------------------------
Golden West Financial                 Finance                        2.1
----------------------------------------------------------------------------
BMC Software                          Software services              2.0
----------------------------------------------------------------------------
Potash Corp. of Saskatchewan          Chemicals                      2.0
----------------------------------------------------------------------------
Infinity Broadcasting                 Advertising & publishing       1.9
----------------------------------------------------------------------------

Twelve-Month Performance as of August 31, 1995
-------------------------------------------------------
Total return*                                21.42%
Net asset
  value                  8/31/94             $9.38
                         8/31/95             $9.22
Dividends                                    $0.06
Capital gains                                $1.86

* Before deduction of contingent deferred sales charge (CDSC).

Historical Record as of August 31, 1995
-------------------------------------------------------
                               If you      If you did
Cumulative total return       redeemed     not redeem
1-year                          18.47%        21.42%
5-year                          95.19%        95.19%
10-year                        221.84%       221.84%

Average annual total return
1-year                          18.47%        21.42%
5-year                          14.31%        14.31%
10-year                         12.40%        12.40%

   The one-year return reflects the deduction of the 3% contingent deferred sales charge for those investors who sold Fund shares after one calendar year. Investors who retained their fund investment received the one-year return reported in the second column of the table.

   The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

   You may exchange your shares to another Keystone fund for a $10 fee by contacting Keystone directly. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line
(KARL). The Fund reserves the right to change or terminate the exchange offer.

Keystone Mid-Cap Growth Fund (S-3)
(formerly Keystone Custodian Fund, Series S-3)

Growth of an Investment

Comparison of change in value of a $10,000 investment in Keystone Mid-Cap Growth Fund (S-3), the Standard and Poor's 400 MidCap Index, the Standard and Poor's 500 Index and the Consumer Price Index.

August 31, 1985 through August 31, 1995
In Thousands

         Fund       S&P 400     CPI        S&P 500
         ----       -------     ---        -------
8/85    10,000      10,000     10,000      10,000
8/86    13,149      13,818     10,157      13,873
8/87    17,257      16,632     10,593      18,627
8/88    13,841      14,456     11,019      15,280
8/89    18,482      20,380     11,537      21,192
8/90    16,488      18,777     12,185      20,102
8/91    21,668      26,579     12,648      25,500
8/92    21,952      29,382     13,046      27,542
8/93    26,190      36,572     13,407      31,730
8/94    26,507      38,271     13,796      33,467
8/95    32,184      46,115     14,120      40,647

             Fund Average
            Total Returns
---------------------------------
1 Year      5 Year        10 Year
18.47%       14.31%        12.40%

Past performance is no guarantee of future results. The one-year return reflects the deduction of the fund's 3% contingent deferred sales charge for shares held for at least one year. Consumer Price Index is through July 31, 1995.


This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

   The Fund's benchmark index was changed with the change in investment strategy from the Standard and Poor's 500 Index (S&P 500) to the Standard and Poor's 400 MidCap Index (S&P 400) to provide a more useful comparison of Fund performance.

Components of the Chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Mid-Cap Growth Fund (S-3)

The Fund seeks capital appreciation from a diversified portfolio of growth-oriented companies. The return is quoted after deducting sales charges (if applicable), fund expenses and transaction costs and assumes reinvestment of all distributions.

2. Standard & Poor's 400 MidCap Index (S&P 400)

The S&P 400 is a broad-based unmanaged index of common stock prices. The index is comprised of stocks of medium-sized U.S. companies. The average market capitalization of the index is $2.8 billion and ranges from approximately $200 million to $6.5 billion.

3. Standard & Poor's 500 Index (S&P 500)

The S&P 500 is a broad-based unmanaged index of common stock prices. The index is comprised of stocks of the largest U.S. companies.

4. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the US. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the US Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. Stocks that comprise S&P indexes are selected and compiled by Standard & Poor's Corporation according to criteria that may be unrelated to your Fund's investment objective. It would be difficult for most individual investors to duplicate these indexes.

Understanding What the Chart Means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

   This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

Limitations of the Chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

   Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or stocks that have a certain market capitalization. Indexes usually do not have the same investment restrictions as your Fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of Several Measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

Keystone Mid-Cap Growth Fund (S-3)
(formerly Keystone Custodian Fund, Series S-3)

SCHEDULE OF INVESTMENTS--August 31, 1995
                                                  Market
                                     Shares        Value
============================================================
COMMON STOCKS (97.5%)
Advertising & Publishing (7.2%)
American Radio Systems Corp.,
  Class A (a)                        160,000    $ 4,620,000
Clear Channel Communications,
  Inc. (a)                            54,400      4,059,600
Infinity Broadcasting, Corp.,
  Class A (a)                        145,900      5,234,163
Lin Television Corp. (a)             100,000      3,625,000
Omnicom Group, Inc.                   38,000      2,384,500
------------------------------------------------------------
                                                 19,923,263
------------------------------------------------------------
Aerospace (2.4%)
Loral Corp.                           60,000      3,285,000
Sundstrand Corp.                      50,000      3,406,250
------------------------------------------------------------
                                                  6,691,250
------------------------------------------------------------
Amusements (3.7%)
Circus Circus Enterprises, Inc. (a)   77,500      2,538,125
Harrahs Entertainment, Inc. (a)      130,000      4,143,750
Mirage Resorts, Inc. (a)             100,000      3,437,500
------------------------------------------------------------
                                                 10,119,375
------------------------------------------------------------
Automotive (2.6%)
Danaher Corp.                        140,000      4,620,000
Volvo A.B., ADR, Class B             133,100      2,670,319
------------------------------------------------------------
                                                  7,290,319
------------------------------------------------------------
Building Materials (1.0%)
Fastenal Co.                          86,600      2,857,800
------------------------------------------------------------
Business Services (7.1%)
G & K Services, Class A              224,400      4,656,300
Loewen Group, Inc.                   120,000      4,605,000
Thermo Electron Corp. (a)            142,000      6,123,750
Zebra Technologies Corp. (a)          70,000      4,103,750
------------------------------------------------------------
                                                 19,488,800
------------------------------------------------------------
Capital Goods (2.1%)
AGCO Corp.                            65,500      3,184,938
Lincoln Electric Co.                  90,000      2,688,750
------------------------------------------------------------
                                                  5,873,688
------------------------------------------------------------
Chemicals (4.3%)
Arcadian Corp. (a)                   175,000      3,259,375

See Notes to Schedule of Investments.

============================================================
Chemicals -- continued
Loctite Corp.                         67,700    $ 3,249,600
Potash Corp. of Saskatchewan, Inc.    95,000      5,403,125
------------------------------------------------------------
                                                 11,912,100
------------------------------------------------------------
Consumer Goods (5.6%)
Alberto Culver Co.                   105,000      2,992,500
CUC International, Inc. (a)          256,800      8,763,300
Mohawk Industries, Inc. (a)          205,600      3,700,800
------------------------------------------------------------
                                                 15,456,600
------------------------------------------------------------
Electronics Products (10.4%)
Analog Devices, Inc. (a)             100,000      3,462,500
KLA Instruments Corp. (a)             72,500      6,180,625
Maxim Integrated Products, Inc. (a)   95,000      7,255,625
MEMC Electronic Materials, Inc. (a)  150,000      4,612,500
Microchip Technology, Inc. (a)       120,000      4,560,000
Xilinx, Inc. (a)                      61,200      2,620,125
------------------------------------------------------------
                                                 28,691,375
------------------------------------------------------------
Finance (13.1%)
Bank of Boston Corp.                 171,400      7,541,600
BISYS Group, Inc. (The) (a)          150,900      3,697,050
Golden West Financial Corp. Del.     120,000      5,730,000
Greenpoint Financial Corp.            90,700      2,511,256
Northern Trust Corp.                  63,000      2,819,250
Norwest Corp.                        102,200      3,078,775
Oasis Residential, Inc. (REIT)       110,000      2,488,750
Standard Federal Bancorp., Inc.      130,000      5,070,000
TCF Financial Corp.                   60,000      3,337,500
------------------------------------------------------------
                                                 36,274,181
------------------------------------------------------------
Foods (1.6%)
Pioneer Hi-Bred International,
  Inc.                               100,000      4,293,750
------------------------------------------------------------
Healthcare Services (5.2%)
Apria Healthcare Group, Inc. (a)      65,000      1,803,750
Boston Scientific Corp. (a)          120,000      4,770,000
Pacificare Health Systems, Inc. (a)   75,000      4,275,000
St. Jude Medical, Inc. (a)            60,000      3,577,500
------------------------------------------------------------
                                                 14,426,250
------------------------------------------------------------

============================================================
Insurance (1.2%)
MBIA, Inc.                            50,500   $  3,434,000
------------------------------------------------------------
Natural Gas (3.3%)
Anadarko Petroleum Corp.              76,400      3,648,100
Apache Corp.                          92,100      2,682,413
Louisiana Land & Exploration Co.      70,000      2,677,500
------------------------------------------------------------
                                                  9,008,013
------------------------------------------------------------
Office & Business Equipment (2.6%)
Indigo N.V. (a)                       90,200      2,818,750
Synopsys, Inc. (a)                    75,000      4,321,875
------------------------------------------------------------
                                                  7,140,625
------------------------------------------------------------
Oil (1.5%)
Murphy Oil Corp.                     100,000      4,050,000
------------------------------------------------------------
Oil Services (1.2%)
Weatherford International (a)        250,000      3,281,250
------------------------------------------------------------
Paper & Packaging (0.3%)
Bowater, Inc.                         20,200        964,550
------------------------------------------------------------
Restaurants (1.3%)
Apple South, Inc.                    150,000      3,675,000
------------------------------------------------------------
Retail (2.6%)
Gymboree Corp. (a)                   130,000      3,891,870
Staples, Inc. (a)                    127,500      3,259,219
------------------------------------------------------------
                                                  7,151,089
------------------------------------------------------------

============================================================
Software Services (10.0%)
Adobe Systems, Inc.                  100,000   $  5,087,500
America Online, Inc. (a)              50,900      3,353,038
BMC Software, Inc. (a)               130,100      5,529,250
Broderbund Software, Inc. (a)         89,300      6,574,713
Parametric Technology Corp. (a)       60,000      3,322,500
Peoplesoft, Inc. (a)                   2,000        138,250
Symantec Corp. (a)                   120,000      3,472,500
------------------------------------------------------------
                                                 27,477,751
------------------------------------------------------------
Telecommunications (3.7%)
Bay Networks, Inc. (a)                83,000      3,937,313
Cisco Systems, Inc. (a)               45,000      2,950,313
DSC Communications Corp. (a)          61,000      3,198,688
------------------------------------------------------------
                                                 10,086,314
------------------------------------------------------------
Utilities (3.5%)
CINergy Corp.                         93,861      2,405,188
Compania Bolivia de Energia           16,700        511,438
Florida Progress Corp.                75,000      2,278,125
Hawaiian Electric Industries, Inc.    65,000      2,348,125
Teco Energy, Inc.                    100,000      2,162,500
------------------------------------------------------------
                                                  9,705,376
------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost--$229,081,593)                          269,272,719
============================================================

Keystone Mid-Cap Growth Fund (S-3)
(formerly Keystone Custodian Fund, Series S-3)

SCHEDULE OF INVESTMENTS--August 31, 1995

                                 Maturity        Market
                                   Value         Value
==========================================================
SHORT-TERM INVESTMENTS (4.7%)
Repurchase Agreements (4.7%)
Investments in repurchase
  agreements, in a joint
  trading account purchased
  8/31/95, 5.8200%, maturing
  9/01/95(b)                   $13,052,110    $ 13,050,000
----------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost--$13,050,000)                           13,050,000
==========================================================
TOTAL INVESTMENTS
  (Cost--$242,131,593)(c)                      282,322,719
==========================================================
OTHER ASSETS AND LIABILITIES--NET (-2.2%)       (6,288,707)
----------------------------------------------------------
NET ASSETS (100%)                             $276,034,012
==========================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income-producing security.

(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at August 31, 1995.

(c) The cost of investments for federal income tax purposes amounted to $242,334,949. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at August 31, 1995 are as follows:

    Gross unrealized appreciation              $42,893,140
    Gross unrealized depreciation               (2,905,370)
                                                 ----------
    Net unrealized appreciation                $39,987,770
                                                 ==========

Legend of Portfolio Abbreviations:

ADR--American Depository Receipt
REIT--Real Estate Investment Trust

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the year)

                                        Year Ended August 31,
                          -------------------------------------------------
                           1995      1994       1993      1992       1991
===========================================================================
Net asset value
  beginning of year         $9.38     $9.92     $8.98     $9.66       $7.87
---------------------------------------------------------------------------
Income from investment
  operations:
Net investment income       0.04      0.02     (0.02)    (0.01)      0.05
Net gain (loss) on
  investments               1.72      0.09      1.69      0.10       2.23
Net commissions paid
  on fund share sales (a)   0.00      0.00      0.00      0.00       0.00
---------------------------------------------------------------------------
Total income from
  investment
  operations                1.76      0.11      1.67      0.09       2.28
---------------------------------------------------------------------------
Less distributions from:
Net investment income      (0.04)    (0.02)     0.00     (0.03)     (0.08)
In excess of net
  investment income        (0.02)    (0.01)     0.00     (0.05)      0.00
Net realized gain on
  investments              (1.72)    (0.57)    (0.73)    (0.69)     (0.41)
In excess of net
  realized gains           (0.14)     0.00      0.00      0.00       0.00
Tax basis return of
  capital                   0.00     (0.05)     0.00      0.00       0.00
---------------------------------------------------------------------------
Total distributions        (1.92)    (0.65)    (0.73)    (0.77)     (0.49)
---------------------------------------------------------------------------
Net asset value end of
  year                      $9.22     $9.38     $9.92     $8.98       $9.66
===========================================================================
Total return (b)           21.42%     1.21%    19.31%     1.31%     31.42%
Ratios/supplemental data
Ratios to average
    net assets:
 Total expenses             1.32%     1.35%     1.74%     1.69%      1.47%
 Net investment income      0.43%     0.16%    (0.21%)   (0.12%)     0.74%
 Portfolio turnover
  rate                       172%       58%       69%       99%         66%
---------------------------------------------------------------------------
Net assets end of year
  (thousands)            $276,034  $252,351  $292,965  $262,696    $256,070
---------------------------------------------------------------------------


                                        Year Ended August 31,
                          -------------------------------------------------
                           1990      1989       1988      1987       1986
===========================================================================
Net asset value
  beginning of year         $9.34    $7.14     $10.84    $10.49      $8.57
---------------------------------------------------------------------------
Income from investment
  operations:
Net investment income        0.05     0.17       0.12      0.01       0.13
Net gain (loss) on
  investments               (1.02)    2.18      (2.00)     2.41       2.42
Net commissions paid
  on fund share sales (a)    0.00     0.00       0.00      0.00      (0.07)
---------------------------------------------------------------------------
Total income from
  investment
  operations                (0.97)    2.35      (1.88)     2.42       2.48
---------------------------------------------------------------------------
Less distributions from:
Net investment income       (0.25)   (0.12)     (0.16)    (0.14)     (0.20)
In excess of net
  investment income          0.00     0.00       0.00      0.00       0.00
Net realized gain on
  investments               (0.25)   (0.03)     (1.66)    (1.93)     (0.36)
In excess of net
  realized gains             0.00     0.00       0.00      0.00       0.00
Tax basis return of
  capital                    0.00     0.00       0.00      0.00       0.00
---------------------------------------------------------------------------
Total distributions         (0.50)   (0.15)     (1.82)    (2.07)     (0.56)
---------------------------------------------------------------------------
Net asset value end of
  year                    $  7.87   $ 9.34    $  7.14    $10.84     $10.49
===========================================================================
Total return (b)           (10.79%)  33.53%    (19.80%)   31.24%     31.49%
Ratios/supplemental data
Ratios to average
  net assets:
 Total expenses              1.54%    1.50%      1.44%     2.05%      1.05%
 Net investment income       0.93%    2.27%      1.43%     0.08%      1.41%
 Portfolio turnover
  rate                        65%       65%      117%      118%        117%
---------------------------------------------------------------------------
Net assets end of year
  (thousands)            $199,881  $280,084  $223,624  $325,105    $255,893
---------------------------------------------------------------------------

(a) Prior to June 30, 1987, net commissions paid on new sales of shares under the Fund's Rule 12b-1 Distribution Plan had been treated for both financial statement and tax purposes as capital charges. On June 11, 1987, the Securities and Exchange Commission adopted a rule which required for financial statements for periods ended on or after June 30, 1987, that net commissions paid under Rule 12b-1 Distribution plans be treated as operating expenses rather than capital charges. Accordingly, beginning with the fiscal year ended August 31, 1987, the Fund's financial statements reflect 12b-1 Distribution Plan expenses (i.e., shareholder service fees plus commissions paid net of deferred sales charges received by the Fund) as a component of net investment income.

(b) Excluding applicable sales charges.

See Notes to Financial Statements.

Keystone Mid-Cap Growth Fund (S-3)
(formerly Keystone Custodian Fund, Series S-3)

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995
====================================================================
Assets:
 Investments at market value (identified cost--
    $242,131,593) (Note 1)                             $282,322,719
 Cash                                                           657
 Receivable for:
  Investments sold                                          316,716
  Dividends and interest                                    221,241
  Fund shares sold                                           73,048
 Prepaid expenses and other assets                           30,377
--------------------------------------------------------------------
   Total assets                                         282,964,758
--------------------------------------------------------------------
Liabilities (Notes 2, 4 and 5):
 Payable for:
  Investments purchased                                   2,964,175
  Fund shares redeemed                                       97,134
  Distributions to shareholders                           3,823,003
 Other accrued expenses                                      46,434
--------------------------------------------------------------------
   Total liabilities                                      6,930,746
--------------------------------------------------------------------
Net assets                                             $276,034,012
====================================================================
Net assets represented by (Note 1):
 Paid-in-capital                                       $213,243,256
 Net undistributed investment income                     13,985,718
 Accumulated net realized gain (loss) on
  investments                                             8,613,912
 Net unrealized appreciation (depreciation) on
   investments                                           40,191,126
--------------------------------------------------------------------
   Total net assets applicable to outstanding
     shares  of beneficial interest ($9.22 a share on
     29,928,715 shares outstanding) (Note 1)           $276,034,012
====================================================================

See Notes to Financial Statements.


STATEMENT OF OPERATIONS
Year Ended August 31, 1995
=========================================================================
Investment income (Note 1):
 Dividends (net of foreign withholding
    taxes of $1,065)                                          $ 2,944,798
 Interest                                                       1,410,936
-------------------------------------------------------------------------
   Total income                                                 4,355,734
-------------------------------------------------------------------------
Expenses (Notes 2 and 4):
 Management fee                                 $1,643,356
 Transfer agent fees                               731,710
 Accounting                                         18,690
 Auditing, printing and legal fees                  47,590
 Custodian fees                                    128,947
 Trustees' fees and expenses                        14,398
 Distribution Plan expenses                        681,265
 Registration fees                                  32,117
 Miscellaneous expenses                             15,599
-------------------------------------------------------------------------
   Total expenses                                               3,313,672
-------------------------------------------------------------------------
Net investment income (Note 1)                                  1,042,062
-------------------------------------------------------------------------
Net realized gain (loss) on investments sold
 (Notes 1 and 3)                                               52,906,920
-------------------------------------------------------------------------
Net change in unrealized appreciation
 (depreciation) on investments                                 (3,702,097)
-------------------------------------------------------------------------
Net gain (loss) on investments                                 49,204,823
-------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations                                    $50,246,885
=========================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                  Year Ended August 31,
                                              ----------------------------
                                                  1995            1994
===========================================================================
Operations (Notes 1 and 3):
Net investment income                         $  1,042,062    $    433,309
Net realized gain (loss) on investments         52,906,920      21,427,293
Net change in unrealized appreciation or
  depreciation on investments                   (3,702,097)    (18,376,078)
---------------------------------------------------------------------------
 Net increase (decrease) in net assets
  resulting from operations                     50,246,885       3,484,524
---------------------------------------------------------------------------
Distributions to shareholders
  (Notes 1 and 5):
Net investment income                           (1,042,062)       (433,309)
In excess of net investment income                (525,125)       (314,852)
Net realized gain on investments               (49,683,115)    (16,153,937)
Tax basis return of capital                              0      (1,520,710)
---------------------------------------------------------------------------
 Total distributions to shareholders           (51,250,302)    (18,422,808)
---------------------------------------------------------------------------
Capital share transactions (Note 2):
Proceeds from shares sold                       27,462,149      18,777,122
Payments for shares redeemed                   (47,931,858)    (60,782,911)
Net asset value of shares issued in
  reinvestment of dividends and
  distributions                                 45,156,148      16,329,893
---------------------------------------------------------------------------
 Net increase (decrease) in net assets
  resulting from capital share
   transactions                                 24,686,439     (25,675,896)
---------------------------------------------------------------------------
  Total increase (decrease) in net assets       23,683,022     (40,614,180)
---------------------------------------------------------------------------
Net assets:
Beginning of year                              252,350,990     292,965,170
---------------------------------------------------------------------------
End of year [Including undistributed net
  investment income (accumulated
  distributions in excess of net investment
  income) as follows 1995--$13,985,718 and
  1994--0] (Note 1)                           $276,034,012    $252,350,990
===========================================================================

See Notes to Financial Statements.

Keystone Mid-Cap Growth Fund (S-3)
(formerly Keystone Custodian Fund, Series S-3)

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Mid-Cap Growth Fund (S-3) (formerly Keystone Custodian Fund, Series S-3)(the "Fund") is a common law trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone") is the Investment Adviser. The Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company.

   Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") (formerly Keystone Group, Inc.), a Delaware corporation. KII is privately owned by an investor group consisting of current and former members of management of Keystone and its affiliates. KMI is a wholly-owned subsidiary of Keystone. Keystone Investor Resource Center, Inc. ("KIRC") a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investments are usually valued at the closing sales price, or in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith by or under the direction of the Board of Trustees to be fair: (a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value, or if no sale occurred. Short-term investments maturing in sixty days or less, are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market. Investments denominated in a foreign currency are adjusted daily to reflect changes in exchange rates. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

   The Fund enters into currency and other financial futures contracts as a hedge against changes in interest or currency exchange rates. A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security, financial instrument, or in the case of a stock index, cash at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, as the value of the underlying instrument or index fluctuates, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax purposes, any futures contracts which remain open at fiscal year-end are marked-to-market and the resultant net gain or loss is included in federal taxable income.

   Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange, purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains/losses are a component of unrealized appreciation/depreciation of investments. In addition to the market risk, the Fund is subject to the credit risk that the other party will not be able to complete the obligations of the contract.

B. Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Distributions to the shareholders are recorded by the Fund at the close of business on the ex-dividend date.

C. The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund is relieved of any federal income or excise tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code.

D. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price) the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of the collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

   Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency Obligations.

E. The Fund intends to distribute net investment income quarterly, and net capital gains, if any, annually. Distributions are determined in accordance with income tax regulations. Distributions from taxable net investment income and net capital gains can exceed

Keystone Mid-Cap Growth Fund (S-3)
(formerly Keystone Custodian Fund, Series S-3)

book basis net income and net capital gains. The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily due to differing treatment of 12b-1 expenses prior to April 1995.

(2.) Capital Share Transactions

The Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                            Year Ended August 31,
                          --------------------------
                             1995           1994
----------------------------------------------------
Shares sold                3,189,451      1,991,206
Shares redeemed           (5,383,518)    (6,406,646)
Shares issued in
  reinvestment of
  dividends and
  distributions            5,233,815      1,767,304
----------------------------------------------------
Net increase
  (decrease)               3,039,748     (2,648,136)
====================================================

   The Fund bears some of the costs of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Distribution Plan, the Fund pays Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.) ("KIDC"), the principal underwriter and a wholly-owned subsidiary of Keystone, amounts which in total may not exceed the Distribution Plan maximum.

   In connection with the Distribution Plan and subject to the limitations discussed below, Fund shares are offered for sale at net asset value without any initial sales charge. From the amounts received by KIDC in connection with the Distribution Plan, and subject to the limitations discussed below, KIDC generally pays brokers or others a commission equal to 4.0% of the price paid to the Fund for each sale of fund shares, as well as a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares sold by such brokers or others and remaining outstanding on the books of the Fund for specified periods.

   To the extent fund shares are purchased prior to January 1, 1992 are redeemed within four calendar years of original issuance, the Fund may be eligible to receive a deferred sales charge from the investor as partial reimbursement for sales commissions previously paid on those shares. This charge is based on declining rates, which begin at 4.0%, applied to the lesser of the net asset value of shares redeemed or the total cost of such shares.

   The Distribution Plan provides that the Fund may incur certain expenses which may not exceed a maximum amount equal to 0.3125% of the Fund's average daily net assets for any calendar quarter (approximately 1.25% annually) occurring after the inception of the Distribution Plan. A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1.0% of which 0.75% may be used to pay such distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD Rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Fund's Distribution Plan, plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges paid by the shareholders to KIDC).

   KIDC intends, but is not obligated, to continue to pay or accrue distribution charges which exceed current annual payments permitted to be received by KIDC from the Fund. KIDC intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1.0%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits. KIDC currently intends to seek payment of interest only on such charges paid or accrued by KIDC subsequent to January 1, 1992.

   Commencing on July 8, 1992, contingent deferred sales charges applicable to shares of the Fund issued after January 1, 1992 have, to the extent permitted by the NASD Rule, been paid to KIDC rather than to the Fund.

   During the year ended August 31, 1995, the Fund recovered $127,273 in deferred sales charges. During the year ended August 31, 1995, the Fund paid KIDC $814,849 under the Distribution Plan. The amount paid by the Fund under its Distribution Plan, net of deferred sales charges, was $681,265 (0.27% of the Fund's average daily net asset value during the twelve month period). During the year ended August 31, 1995, KIDC retained $173,145 and paid commissions on new sales and maintenance fees to dealers and others of $641,704.

(3.) Securities Transactions

For the year ended August 31, 1995, purchases and sales of investment securities (including proceeds received at maturity), were as follows:

                             Cost of            Proceeds
                            Purchases          from Sales
-----------------------------------------------------------
Portfolio securities     $  388,697,615      $  396,479,580
Short-term
  investments             5,475,746,940       5,487,372,840
-----------------------------------------------------------
                         $5,864,444,555      $5,883,852,420
===========================================================

(4.) Investment Management and Transactions with Affiliates

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee computed and paid daily. The management fee is calculated by applying percentage rates, which start at 0.70% and decline, as net assets increase, to 0.35% per annum, to the net asset value of the Fund. KMI has entered into an Investment Advisory Agreement with Keystone, under which Keystone provides investment advisory and management services to the Fund and receives for its services an annual fee representing 85% of the management fee received by KMI.

   During the year ended August 31, 1995 the Fund paid or accrued to KMI investment management and administrative service fees of $1,643,356, which represent 0.66% of the Fund's average daily net asset value during the year. Of such amount paid to KMI, $1,396,853 was paid to Keystone for its services to the Fund. During the year ended August 31, 1995, the Fund paid or accrued to KII and KIRC $32,433 for certain accounting and printing services and $731,710 for transfer agent fees.

Keystone Mid-Cap Growth Fund (S-3)
(formerly Keystone Custodian Fund, Series S-3)

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Mid-Cap Growth Fund (S-3)

We have audited the accompanying statement of assets and liabilities of Keystone Mid-Cap Growth Fund (S-3), (formerly Keystone Custodian Fund, Series S-3) including the schedule of investments, as of August 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Mid-Cap Growth Fund (S-3), as of August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended, in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

Boston, Massachusetts
September 29, 1995

FEDERAL TAX STATUS--FISCAL 1995 DISTRIBUTIONS (Unaudited)

   During the fiscal year ended August 31, 1995, distributions of $1.92 per share were paid in shares or cash. This total includes a taxable long-term capital gain distribution of $1.86 per share. The remaining $0.06 per share is taxable to shareholders as ordinary income in the year in which received by them or credited to their accounts. Of the ordinary income distributions, 36% is eligible for the corporate dividend received deduction.

   The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for accounting (book) purposes and Internal Revenue Service (tax) purposes.

   In January 1996, we will send you complete information on the distributions paid during the calendar year 1995 to help you in completing your federal tax return.

[begin cover]

                                    KEYSTONE
                                FAMILY OF FUNDS
                                   [diamond]
                              Balanced Fund (K-1)
                          Diversified Bond Fund (B-2)
                          Growth and Income Fund (S-1)
                          High Income Bond Fund (B-4)
                               International Fund
                                  Liquid Trust
                           Mid-Cap Growth Fund (S-3)
                            Precious Metals Holdings
                            Quality Bond Fund (B-1)
                        Small Company Growth Fund (S-4)
                          Strategic Growth Fund (K-2)
                                Tax Exempt Trust
                                 Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone at 1-800-343-2898.

[Keystone logo]  KEYSTONE
                 INVESTMENTS
                 P.O. Box 2121
                 Boston, Massachusetts 02106-2121

S-3-AR-10/95
19 M                               [recycle logo]

                                    KEYSTONE
                           [photo of dad & daughter]
                                 MID-CAP GROWTH
                                   FUND (S-3)

                                [Keystone logo]

                                 ANNUAL REPORT
                                AUGUST 31, 1995